Investor Presentation Second Quarter 2026 August 13, 2026 NASDAQ / LSE: FRMI

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our development plans, construction timelines, permitting and regulatory approvals, tenant agreements, financing activities, generation capacity, future expansion of Project Matador, and anticipated operational milestones. These statements are based on current expectations and assumptions and are subject to known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others: our ability to obtain and maintain required permits and regulatory approvals, including from the NRC and TCEQ; our ability to secure binding tenant agreements and creditworthy counterparties; the availability of project financing and capital on acceptable terms; risks associated with large-scale construction and infrastructure development; interconnection availability and grid constraints; supply chain and equipment procurement risks; commodity availability and pricing, including natural gas and water; risks associated with nuclear development and licensing; counterparty performance; and broader economic, regulatory, and market conditions. Statements regarding potential generation capacity in excess of currently permitted levels, including any reference to expansion beyond approximately 6 GW or up to 11 GW or 17 GW, are subject to the successful receipt of additional permits and approvals, financing, interconnection capacity, land acquisition, and other factors, and there can be no assurance that such capacity will be developed or achieved. Statements regarding total site acreage, including any reference to expansion beyond currently controlled or leased land, are subject to the closing of pending acquisitions, land availability, and other factors, and there can be no assurance that such acreage will be realized. These forward-looking statements represent management’s expectations as of the date of this release. Except as required by law, the Company undertakes no obligation to update or revise these statements. Additional information regarding these and other risks is included in the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

3 Fermi America: Where AI Gets Power Scale At ~8,400 acres, one of the largest advanced energy and data sites Permitted 6GW federal air permit secured; application for additional 5GW filed Power Strategy built for resilience and designed to scale to 17GW long-term Premier Competitive private power campus offering rapid speed to power

Utility-Grade Private Grid with Top-Tier Power Generation Assets

Land

~8,400
Acres Secured / Under Contract

>15 MM
Sq. Ft. of Data Center Space

Natural Gas

5
Major Pipelines Available within 20 Miles

220K MMBtu/d
Firm Supply Secured

Power

4
Turbine Platforms with Two Different OEMs

4.8 GW
Power Within ~30 Months[1]

Up to 17 GW
Power Generation at Scale

Water

80%
Less Water Use[2] Through Closed-loop System

Permitting

6 GW
Federal Air Permit Secured

5 GW
Federal Air Permit Filed

1) Includes Hillcore strategic alliance, 200MW of power from Xcel Energy, and six SGT-800 turbines on order and expected to be delivered in 2028.
2) Compared to conventional water-based cooling methods

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Fermi 2.0: Experienced and Respected Leadership Team

Decades of experience in energy development, power generation, project management, and project finance



Marius Haas
Chairman of the Board

- Founding Partner of BayPine, which was formed in May 2020
- Extensive technology experience at Dell Technologies, Hewlett-Packard, Compaq, and Intel Corporation



Lee McIntire
Chief Executive Officer

- Fermi Board Member since September 2025
- 40+ years of leadership in large-scale, complex construction and engineering projects at Bechtel, CH2M Hill, and TerraPower



Anna Bofa
Chief Commercial Officer

- Fermi Board Observer
- Extensive technology experience at Google, Dropbox, Pinterest, and Meta



Jacobo Ortiz
Chief Operating Officer

- Founder and President of Las Brisas Property Management
- Prior marketing experience at S.C. Johnson and Son



Rob Masson
Chief Financial Officer

- Board member and former CFO at several public and private companies
- Experience includes roles at Noble Supply & Logistics, Latham Group, Hypertherm, Flowserve, and Raytheon Technologies



George Wentz
General Counsel

- Founder of MAD Energy, a company focused on large-scale transitional energy infrastructure and next-generation energy technologies
- Partner at Davillier Law Group

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Fermi 2.0 Leadership Priorities Scorecard

Delivering on all five objectives set just 90 days ago

First Binding Customer Agreement	• Deal signed with TensorWave • Phase 1: $6.5B contract for 222 MW of power over 15 years • Includes two options to expand to ~650 MW of total power
Identify Next CEO	• Lee McIntire (Fermi board member) named as CEO • 40+ years of leadership in large-scale, complex construction and engineering projects at Bechtel, CH2M Hill, and TerraPower
Advance Strategic Partnerships	• Hillcore BOOT strategic alliance to add 2.6 GW of incremental power, bringing total to 4.8GW within ~30 months • EPC agreements with Primoris and TSK
Enhance Liquidity	• Issued upsized $431MM 5.00% convertible senior notes • Capped call prevents dilution until the stock doubles ($14.64, a 100% premium to the $7.32 reference price)
Move Project Matador Closer to Power	• Three Siemens F-class turbines have arrived in Port of Houston • Targeting ~200MW of initial power over the next six months

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First Binding Customer Agreement: TensorWave

First binding lease validates Project Matador demand with significant opportunities to future expansion

$6.5B
Phase 1
Contracted Revenue

222 MW
Phase 1
Contracted Capacity

TENSORWAVE

Up to
~650 MW
Total Facility Power
Including Two Data Center
Expansion Options

15-Year
Initial Term with Two
5-Yr. Extension Options

2H 2027
Phased Delivery Begins

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Fermi Appoints Lee McIntire as Chief Executive Officer

Experienced leadership for Fermi's next phase



Lee McIntire

Fermi CEO

Brings **4** decades of experience

Education:

- B.S Civil Engineering – University of Nebraska
- M.B.A. – Thunderbird School of Global Management

The Right Choice to Achieve Near-Term Power Delivery

McDermott International	TerraPower	CH2M Hill	Bechtel Corporation
Interim CEO and Lead Independent Director	CEO	Chairman, CEO, and President	Partner, Executive VP, Board Member

Execution & Project Delivery

- 40+ years leading large, complex infrastructure & construction projects
- Proven focus on execution and risk management

Industry Expertise

- Extensive experience across power, energy, and advanced nuclear
- Navigated highly regulated and technical environments

Continuity & Leadership

- Current Board member providing continuity, governance, and execution focus
- Familiar with Fermi's top priorities

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Hillcore "BOOT" Strategic Alliance

Build-own-operate-transfer partnership adds ~2.6 GW of combined-cycle generation at Project Matador

2.6 GW	4.8 GW	350 MW	$0
Combined-cycle capacity owned by Hillcore	Total planned on-site generation within ~30 months	First power targeted within 24 months of NTP	Fermi capital or debt for the plant

Transaction Structure

- Hillcore and its partners finance, construct, own, and operate the facility
- Fermi commits no capital and issues no debt
- Fermi is the anchor offtaker under a 20-year PPA, renewable in 10-year increments
- Each block is triggered by contracted tenant demand, with PPA terms matched to lease terms
- Fermi holds an option, not an obligation, to acquire the facility at fair market value after year 10
- Doubles power to market to 4.8 GW over the next ~30 months

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10 Strategic Partnerships: Proven Contractors to Advance Path to Power Highly capable and respected contractors on-board to fast-track first power at Project Matador Top-tier, Proven US Partner • Phase One Critical Asset Management: To engineer and construct the balance of plant for the first six Siemens SGT-800 turbines • Active Site Momentum: Already mobilized with bathtub excavation complete and materials staged to accelerate construction • De-Risked Execution: Immediately converting plans into “steel in the ground” Spain’s Largest Power-Focused EPC Firm • Phase Two Critical Asset Management: To manage complex engineering for three Siemens SGT6- 5000F gas turbines • Accelerated Timelines: Early works engineering that fast-tracks permitting and site mobilization • De-Risked Execution: Leverages TSK’s global expertise and scale

Upsized Convertible Senior Notes

Strengthening the Balance Sheet to Accelerate Project Matador

Upsized Amount	Fixed Coupon	Maturity Year	Conversion Price[1]
$431MM	**5.00%**	**2031**	**$14.64**

Capital-Efficient Financing

- Low coupon with no scheduled amortization
- No financial maintenance covenants
- Significant interest savings vs. conventional financing

Shareholder-Friendly Structure

- Capped call limits dilution until a 100% premium to the closing price is achieved
- Even if the stock price triples, dilution is only ~2%

Strategic Timing

- Strengthens balance sheet and tenant/partnership negotiating position

Aligned Maturity

- July 2031 maturity
- Aligns well with five-year power-delivery horizon

Proceeds

- $417MM net proceeds provide significant liquidity and flexibility
- Funds capped call transactions



$7.32
$9.52
Dilution-Free Zone
Absorbed by Capped Call
$14.64
Reference Closing Price
Base Conversion Price / +30%
Capped Call Strike Price / +100%

Note: Convertible Senior Notes closed on July 14, 2026. See Appendix for more details.
1) Represents the effective capped call conversion price

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Draft – Pending Finalization Note: Stats shown are as of June 30, 2026 4.6 Miles of natural gas lines installed 11.3 Miles of fencing installed 7.2 Miles of water lines installed ~13.1 Million Sq. Feet (300 Acres) prepared 12 Project Matador's Unmatched Progress

A Diversified Generation Portfolio Designed to Deliver

Early Power, Sustained Hyperscale Loads, and Optimized Long-Term Economics

				
Asset	**GE Vernova FR6B**	**Siemens SGT-800**	**GE TM2500**	**SGT6-5000F**
Status	• In Houston refurbishment shop—turbine refurbishment is complete • Foundations poured at site • Awaiting transport to site	• All turbines in Port of Houston and cleared by customs • Foundations are prepped to be poured • Awaiting transport to site	• In Houston[1] • Site work already occurring (leveling, compacting), have secured step-up and step-down transformers • Procurement complete	• All turbines in Port of Houston and cleared by customs • Awaiting transport to site
Number of Units	3	6	7 [1]	3
Time to Power[4]	8 months	15 months	2 months[2]	22 months[3]
Total Capacity *Simple / Combined Cycle*	116 MW | N/A	296 MW | 396 MW	126 MW | N/A	728 MW | 1,042 MW
Structure	Purchase	Purchase	20-Year Lease	Purchase

Note: page excludes power received from Xcel Energy

1.Under the lease agreement, the TM2500s are held by the lessor until June 2027
2.Infrastructure to be complete prior to asset delivery to site from lessor / start-up time only
3.EPC contract in negotiations and go-live is contingent on award
4.Estimated from FID / Contractor effective start

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14 Q2 2026 Financial Highlights $520MM Debt, Net +$431MM added in July Convertible Debt Offering $1.55B Total PP&E, Net Invested $185MM into PP&E in the Quarter $92MM Cash and Restricted Cash +$382MM raised in the July Convertible Debt Offering1 Balance Sheet $49MM Cash Used in Operations $27MM Total G&A Expense $0.04 Net Loss per Share Net Loss of $26MM Income and Cash Flow2 1) Excludes $34.5M of net proceeds used to fund capped call transactions. 2) For the three months ended June 30, 2026.

Access to Liquidity: Nearly $1.4B of Commitments Secured

EQUIPMENT	**Turbine Warehouse $500MM**	• Funding for three Siemens F-class gas turbine units • A portion of proceeds were used to pay-off the term loan with Macquarie • Daily Simple SOFR plus 4.0% per annum • **~$445MM** drawn as of June 30, 2026
EQUIPMENT	**High Voltage $120MM**	• Funding for non-spinning electrical components • 12.0% per annum • **~$77MM** drawn as of June 30, 2026
EQUIPMENT	**Turbine Warehouse II $165MM**	• Funding for six Siemens Energy SGT-800 gas turbines • 12.0% per annum • **~$15MM** drawn as of June 30, 2026
GENERAL	**Promissory Note $156MM**	• 0% coupon promissory note to fund general corporate expenditures • Commitment reduced to **~$78MM** as of June 30, 2026 • Commitment declines by $26M per month and expires Sept. 30, 2026 • **$0** drawn as of June 30, 2026
GENERAL	**Convertible Senior Notes $431MM**	• Issued July 14, 2026, with a 5.00% coupon rate and net proceeds of ~**$417MM** • Initial conversion price of ~$9.52 per share • Capped call transactions expected to reduce dilution with an effective price of **$14.64** per share, representing a **100% premium** to the closing price

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Experienced and Respected Leadership Team Executive team includes a blend of respected industry veterans with both technical and public company leadership expertise One of the World’s Largest Advanced Energy and AI Campus Sites One of the largest and most significant infrastructure assets providing essential power to support AI-driven demand Attractive Return Profile Significant ability to scale and serve the world’s most valuable companies Key Investment Highlights 16 Securing and Advancing Attractive Customers and Partnerships Secured agreements with partners and conducting ongoing discussions with multiple world-class counterparties Top-Tier Execution Secured permits, power generators, and equipment financing at exceptional speed and scale, set to deliver rapid speed to power Large, Attractive and Exclusive ~8,400 Acre Site Abundant and redundant access to natural gas, water and fiber (potential to harness nuclear) to deliver up to 17GW of power

Appendix

Summary of Convertible Senior Notes & Capped Call Terms

Base Note Terms

Aggregate Size	**$431.25 million** (includes full $56.25 million upsize)
Coupon	**5.00%** per annum (payable semi-annually)
Maturity	**July 15, 2031** (~5 years)
Reference Price	**$7.32** (Closing Price on July 9th)
Conversion Price	**~$9.52** per share
Conversion Premium	**30%** to the Reference Price

Capped Call Terms

Cap Price	**$14.64** per share
Effective Premium	**100%** to the Reference Price
Upfront Cost	**~$34.5 million**
Instrument Type	Privately negotiated cash-settled capped call
Dilution Mitigation	Fully offsets economic dilution between the **$9.52** conversion price and the **$14.64** cap price

Redemption Details

Callable: On or after **July 20, 2029**

Trigger: Subject to a **130%** stock price trigger (stock must trade at ≥ 130% of conversion price for at least 20 out of 30 consecutive trading days)

Use of Proceeds

($ millions)


$34.5
$382.3
$416.8
Fund Capped Call
General Corporate Purposes
Total Net Proceeds

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SITE OVERVIEW | 17 GW Advanced Energy & AI Campus | ~8,400 Acres, One of the Largest Sites of its Kind in the World 19

20 Superior Positioning with Surrounding Water and Natural Gas Access

21 Natural Gas Infrastructure Gas Pipelines Gas Pipeline Arrival Gas Pipeline Installation Project Matador sits on the intersection of major pipelines with significant natural gas infrastructure. Firm delivery of clean natural gas at gigawatt scale.

Superior Access to Extensive, Redundant Fiber Networks



Reno, NV
~23.18ms
Las Vegas, NV
~18.54ms
Denver, CO
~8.3ms
Chicago, IL
~20.28ms
Albuquerque, NM
~5.60ms
Phoenix, AZ
~15.84ms
Oklahoma City, OK
~5.02ms
~7.14ms
Dallas, TX
Site Location
Amarillo, TX

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Glossary

Term	Definition
DOE	Department of Energy
GW	Gigawatt
K	Thousand
MM	Million
MMBtu/d	Million British Thermal Units per Day
ms	Milliseconds
MW	Megawatt
N/A	Not Applicable
NTP	Notice to Proceed
OEM	Original Equipment Manufacturer
RTD	Round-Trip Delay
Sq Ft	Square Feet

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Investor Relations Barry Sievert Rodrigo Acuna IR@fermiamerica.com 620 S. Taylor, Suite 301 Amarillo, Texas 79101 www.fermiamerica.com